NEW PEOPLES BANKSHARES INC

2020
Annual Shareholders' Meeting

INTRODUCTION OF DIRECTORS

- **Harold Lynn Keene, Chairman**
- **B. Scott White, Vice-Chairman**
- **C. Todd Asbury**
- **Tim W. Ball**
- **Gina Preservati-Boggess**
- **J. Robert Buchanan**
- **Joe M. Carter**
- **John D. Cox**
- **Charles Gent**
- **Eugene S. Hearl**
- **Michael G. McGlothlin**
- **Fred W. Meade**

NEW PEOPLES BANKSHARES INC

Cautionary Statement Regarding Forward-Looking Statements

This presentation includes forward-looking statements. These forward-looking statements are based on current expectations that involve risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially. These risks include: changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company's Securities and Exchange Commission reports including, but not limited to, the most recent quarterly report filed on Form 10-Q, current reports filed on Form 8-K, and the Annual Report on Form 10-K for the most recent fiscal year end. Pursuant to the Private Securities Litigation Reform Act of 1995, the Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Vision

New Peoples Bank is
the financial institution of choice
in the Central Appalachia communities we serve,
providing innovative solutions
and personalized service
in a manner that improves the lives of our
customers, employees and investors.

Mission

New Peoples Bank provides high-quality,
state-of-the-art, golden-rule banking services to our communities while generating
a reasonable return to our stockholders
and providing
a challenging and rewarding work environment
for our family of employees.

Strategic Focus

- Improve earnings by maximizing efficiencies, growing earning assets and increasing non-interest income revenue
- Manage risks to an acceptable level while improving capital levels and proactively safeguarding asset quality
- Recruit, develop, reward, support and equip a high-performing workforce
- Enhance customer experience through superior service, state of the art digital banking solutions, relevant products, and community presence
- Strategically grow in targeted markets and segmented demographics
- Issue a cash dividend and enhance shareholder experience, value, return and liquidity

Strategic Focus

Improve earnings by maximizing efficiencies, growing earning assets and increasing non-interest income revenue

Efficiency Ratio (Bank Only)

December 31, 2010 through September 30, 2020


120.00%
110.00%
100.00%
90.00%
80.00%
70.00%
60.00%
50.00%
78.01%
103.06%
96.28%
91.59%
96.37%
96.32%
97.25%
86.67%
92.95%
83.64%
87.78%
82.62%
68.45%
67.92%
66.85%
67.62%
66.62%
66.28%
65.63%
64.32%
63.60%
63.95%
62.86%
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
6/30/2020
9/30/2020
Efficiency Ratio
Peer Data $500 Million to $1 Billion

Peer Data Source: FDIC Uniform Bank Performance Report

NEW PEOPLES BANKSHARES INC

2019 Initiatives

- Expense policy change in Q1 2019
- Group Health Insurance change Q1 2019
- Paylocity implementation Q1 2019
- Contract Renegotiations – future savings > $3 million over 5 to 6 years Q2
- Sale of underperforming mortgages Q2
- Reorganization – Project Wings Q3
- Staffing - $1.19 million from July 2018 to September 2019
- Computer and network savings
- Sale leaseback of Lebanon office in Q3
- Increased revenues from growth in core banking services and fee income sources

Q4 2019 & 2020
Project Accelerate


PROFIT
SUCCESS SYNERGY
GROWTH
TACTICS
CREATIVITY
STRATEGY
PLAN
SALES

Project Accelerate Results

- Hired a consultant specializing in bank performance and efficiency improvements
- Made significant process changes to utilize technology and reduce unnecessary activity
- Reorganized the bank structure to align with strategic plan
- Reduced staffing with an estimated $1.6 million in expense reduction
- Reviewed service charges and fees and made changes in 2020
- Developing mortgage, financial services, and other revenue sources to increase earnings in the future
- Total anticipated revenue enhancements and costs savings are to exceed $3.0 million annually

NEW PEOPLES BANKSHARES INC

Strategic Balance Sheet Trend

(In Millions)

December 31, 2010 - September 30, 2020


$1,000
$950
$900
$850
$800
$750
$700
$650
$600
$550
$500
$450
$400
Dollars in millions

	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	6/30/20	9/30/20
Total Assets	852.6	780.4	719.0	684.7	651.1	625.9	634.3	666.7	682.1	706.4	754.7	749.1
Total Loans	707.8	597.8	522.4	493.0	457.5	441.2	468.6	513.0	547.1	562.5	587.6	585.1
Total Deposits	766.1	708.3	652.9	619.0	585.2	558.0	554.4	582.5	596.0	621.5	668.4	661.7

NEW PEOPLES
BANKSHARES INC

Net Income Trend (In thousands)

Last Five Quarters September 30, 2019 through September 30, 2020

Quarterly Net Income and Pre Tax Pre Provision Income



Dollars in thousands
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0

	9/30/2019	12/31/2019	3/31/2020	6/30/2020	9/30/2020
Net Income	$875	$432	$46	$28	$1,424
Pre Tax Pre Provision Income	$2,122	$1,298	$1,056	$579	$2,248

NEW PEOPLES BANKSHARES INC

Strategic Focus

Manage risks to an acceptable level while improving capital levels and proactively safeguarding asset quality


Covid-19

COVID- 19 Pandemic Response

- Pandemic Team
  - Activated and meets on weekly basis to discuss current conditions and to document actions by the team
  - Policies and procedures have been update or created to address pandemic concerns for employee and customer safety
- Payroll Protection Program Loans
  - We made 628 loans totaling $43.5 million at September 30, 2020
- Loan Forbearance
  - Total of $117.4 million received forbearance through September 30, 2020
  - We believe the majority will be able to repay their obligations
- Branches
  - Drive thru only and limited inside activities based on needs
  - Temporarily closed Pound, Virginia office
  - Protective equipment and supplies made available
  - Remote work by some staff
  - Increase outreach to customers to encourage digital banking services
  - Limited number of offices have reopened lobbies with appropriate safety precautions used

NEW PEOPLES BANKSHARES INC

Nonperforming Assets (In thousands)
December 31, 2010 through September 30, 2020



Nonperforming Assets
Dollars in thousands
$60,000
$55,000
$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0

	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	6/30/20	9/30/20
Total NPAs	$59,820	$58,912	$47,956	$44,161	$36,910	$27,245	$24,060	$14,423	$12,306	$8,549	$10,188	$8,580
OREO	$12,346	$15,092	$13,869	$15,853	$15,049	$12,398	$10,655	$6,859	$5,937	$3,393	$3,005	$3,237
Nonaccrual Loans	$45,781	$42,316	$33,536	$28,307	$21,861	$14,847	$13,405	$7,564	$6,369	$5,156	$7,183	$5,343
90 Days + Accruing Interest	$1,693	$1,504	$551	$1	$-	$-	$-	$-	$-	$-	$-	$-

NEW PEOPLES BANKSHARES INC

Loan Classifications (In thousands)
December 31, 2017 through June 30, 2020



Loans by Classification
6/30/20
2019
2018
2017
$0
$5,000
$10,000
$15,000
$20,000
$25,000
$30,000

	2017	2018	2019	6/30/20
Special Mention	$12,076	$10,510	$8,832	$9,546
Substandard	$11,883	$7,274	$4,846	$7,161
Doubtful	$-	$-	$286	$-

Dollars in thousands

NEW PEOPLES BANKSHARES INC

ALLL Trends (In thousands & percentage)
December 31, 2017 through September 30, 2020



ALLL Trends
Dollars in thousands
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.21%
0.98%
0.95%
1.12%
1.19%

	2017	2018	2019	6/30/20	9/30/20
ALLL	$6,196	$5,336	$5,368	$6,575	$6,987
ALLL as % of Total Loans	1.21%	0.98%	0.95%	1.12%	1.19%

NEW PEOPLES BANKSHARES INC

Provision for Loan Losses as Compared to Net Charge Offs (In thousands)

December 31, 2017 through YTD September 30, 2020



Dollars in thousands
$3,000
$2,750
$2,500
$2,250
$2,000
$1,750
$1,500
$1,250
$1,000
$750
$500
$250
$0

	2017	2018	2019	YTD 9/30/20
Provision for Loan Loss	$450	$252	$2,050	$2,000
Net Charge Offs	$326	$1,112	$2,018	$343

NEW PEOPLES BANKSHARES INC

Capital Ratio Trend – Actual
Tier 1 Leverage Ratio (Bank Only)
December 31, 2010 through September 30, 2020


12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%

	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	6/30/20	9/30/20
Leverage Ratio	6.00%	5.99%	7.08%	7.49%	8.19%	9.67%	9.93%	9.56%	9.59%	9.43%	8.93%	9.10%
Short Term Goal	7.00%	7.00%	7.00%	7.00%	7.00%	7.00%	9.00%	9.00%	9.00%	9.00%	9.00%	9.00%
Long Term Goal	9.00%	9.00%	9.00%	9.00%	9.00%	9.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%

NEW PEOPLES BANKSHARES INC

Strategic Focus

Recruit, develop, reward, support and equip a high-performing workforce

Strategic Focus

Enhance customer experience through superior service, state of the art digital banking solutions, relevant products, and community presence

Strategic Focus

Strategically grow in targeted markets and segmented demographics

Kingsport, Tennessee Relocation Q3 2020


NEW PEOPLES BANK

Proposed - Bristol State Street Location 2021


NEW PEOPLES BANK

Strategic Focus

Issue a cash dividend and enhance shareholder experience, value, return and liquidity

Retained Deficit Trend (In thousands)

December 31, 2010 through September 30, 2020



$20,000
$15,000
$10,000
$5,000
$0
-$5,000
-$10,000
-$15,000
-$20,000
Dollars in thousands

	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	9/30/20
Retained Deficit	(4,175)	(13,084)	(19,408)	(17,924)	(17,685)	(15,022)	(14,065)	(10,847)	(9,928)	(7,869)	(6,370)

NEW PEOPLES BANKSHARES INC

Stock Price & Book Value Trend

December 31, 2013 - October 19, 2020


Dollars
$3.00
$2.75
$2.50
$2.25
$2.00
$1.75
$1.50
$1.25
$1.00
$0.75
$0.50
$0.25
$0.00

	2013	2014	2015	2016	2017	2018	2019	6/30/20	10/19/20
Stock Price	$1.00	$1.26	$1.51	$1.75	$2.00	$2.00	$2.02	1.65	1.61 *
Book Value	1.83	1.87	1.97	2.01	2.13	2.14	2.28	2.32	2.38
High	2.20	1.36	1.68	1.75	2.40	2.40	2.40	2.10	1.95
Low	1.00	1.00	1.30	1.36	1.60	1.40	1.50	1.40	1.40

* At October 19, 2020

NEW PEOPLES BANKSHARES INC

Thank you!

Market Makers
OTCMKTS: NWPP

Janney Montgomery Scott LLC
1475 Peachtree St. NE, Suite 800
Atlanta, GA 30309
Office: 800.526.6397

DA Davidson & Co.
121 W. Forsyth St., Suite 820
Jacksonville, FL 32202
Office: 888.877.6807

NEW PEOPLES BANKSHARES INC

